Exhibit 99.1

GigPeak Reports Record Financial Performance in the Second Quarter of Fiscal 2016

Highest Revenue Ever and Continuous Enhanced Financial Performance

•	GigPeak’s financial results for Q2 FY16 include approximately 11 weeks of financial results of the products and operations that were acquired as part of the Magnum Semiconductor, Inc., acquisition, which was closed on April 5, 2016

•	Q2 FY16 record revenue of $15.4 million, increasing for the 12th consecutive quarter and up 35 percent from $11.4 million in Q1 FY16, and up 56 percent from $9.8 million in Q2 FY15

•	Q2 FY16 GAAP and record non-GAAP gross margin of 66 percent and 71 percent, respectively, compared with 68 percent and 69 percent, respectively, in Q1 FY16, and up from 63 percent and 66 percent, respectively, in Q2 FY15

•	Q2 FY16 GAAP and record non-GAAP net income of $0.1 million and $2.6 million, respectively. This compares with GAAP and non-GAAP net income (loss) of ($0.1) million and $2.4 million, respectively, in Q1 FY16, and $0.5 million and $2.1 million, respectively, in Q2 FY15

•	Q2 FY16 GAAP and non-GAAP earnings per diluted share of $0.00 and $0.05, respectively. This compares with ($0.00) and $0.05, respectively, in Q1 FY16, and $0.02 and $0.06, respectively, in Q2 FY15

•	Q2 FY16 Adjusted EBITDA was a record of $3.9 million, and compares with $3.0 million in Q1 FY16 and $2.8 million in Q2 FY15

•	Cash and cash equivalents as of June 26, 2016 were $45.8 million, compared with $36.8 million at the end of Q1 FY16

•	Revenue in Q3 FY16 is expected to be in a range of approximately $15.4 million to $15.6 million, which would be a record for the Company, and would represent an increase of approximately 48 percent to 50 percent from the same quarter a year ago

SAN JOSE, Calif. – July 25, 2016 – GigPeak, Inc. (NYSE MKT:GIG), a leading innovator of semiconductor ICs and software solutions for high-speed connectivity and high-quality video compression over the network and the cloud, today announced financial results for its second quarter of fiscal year 2016, which ended June 26, 2016.

Second Quarter Fiscal 2016 GAAP Results

Total revenue in Q2 FY16 was a record $15.4 million, and compares with revenue of $11.4 million in Q1 FY16, and $9.8 million in Q2 FY15.

Gross margin in Q2 FY16 was 66 percent, and compares with 68 percent in Q1 FY16, and 63 percent in Q2 FY15.

Net income in Q2 FY16 was $0.1 million, or net income of $0.00 per diluted share.  This compares with a net loss of ($0.1) million, or a net loss of ($0.00) per share in Q1 FY16, and net income of $0.5 million, or net income of $0.02 per diluted share in Q2 FY15.

The GAAP financial results include costs related to the Company’s acquisition and strategic development activities, which would not have occurred in the absence of such activity, of approximately $469,000, $803,000 and $19,000 for the periods ended Q2 FY16, Q1 FY16 and Q2 FY15, respectively.

Cash and cash equivalents as of June 26, 2016 were $45.8 million, compared with $36.8 million at the end of Q1 FY16. The sequential increase in cash includes the approximately $24.2 million net, after expenses, raised from the secondary offering in June 2016, $15.0 million from an existing 5-year term loan, and $7.1 million draw on a revolving line of credit, partially offset by approximately $37.2 million in cash used for the acquisition of Magnum Semiconductor, Inc.

Second Quarter Fiscal 2016 Non-GAAP Results1

Gross margin for Q2 FY16 was a record 71 percent, and compares with 69 percent in Q1 FY16, and 66 percent in Q2 FY15.

Net income for Q2 FY16 was a record $2.6 million, or net income of $0.05 per diluted share. This compares with net income of $2.4 million, or net income of $0.05 per diluted share in Q1 FY16, and net income of $2.1 million, or net income of $0.06 per diluted share in Q2 FY15. These earnings per diluted share results were based on a share count of 57.7 million, 48.2 million and 33.9 million in Q2 FY16, Q1 FY16 and Q2 FY15, respectively.

Adjusted EBITDA1 for Q2 FY16 was a record $3.9 million. This compares with Adjusted EBITDA of $3.0 million in Q1 FY16, and Adjusted EBITDA of $2.8 million in Q2 FY15.

“We once again achieved record revenue and non-GAAP financial performance in this last quarter, continuing to prove that the strategic investments we have made in recent years to enhance our product portfolio and expand our served markets and customer base are achieving success,” said Dr. Avi Katz, Founder, Chairman and CEO of GigPeak, Inc. “With the completion of the Magnum Semiconductor acquisition, we now have a product base that serves a substantially larger, and very meaningful addressable market. As we continue the transformation of GigPeak towards a leading innovator of high-speed and high-quality cloud-connectivity solutions, we remain focused on further refining our business and product lines, focusing our resources to target expansion into the highest margins and most profitable emerging market segments, while constantly reducing our investments in the declining margin segments. To further support this strategy, we recently concluded an oversubscribed secondary offering of common stock to multiple institutional investors that netted approximately $24.2 million, after expenses, to the Company. As we have done consistently, we will continue to leverage our stronger financial position and seek potential acquisitions for strategic growth, including acquiring critical technologies and scalable businesses to further expand of our footprint.

“I could not be happier with the results we have achieved so far post the latest acquisition, and our ability to demonstrate, once again, an exceptional efficiency in executing the acquisition and the swift consolidation of the new entity into the GigPeak infrastructure and organization within one quarter.  The synergistic opportunities to further enhance our business with leading cloud-connecting system OEMs, to cross-sell both existing and new products to those global top-tier customers, open up a greater opportunity to drive revenue growth.  As a result, I am confident we have today an even stronger and much more progressive platform in place to deliver higher revenue and profits in 2016 and beyond,” said Dr. Katz.

Financial Outlook

“We continue to see good long-term growth opportunities as our expanded product portfolio penetrates into new and larger addressable markets.  For Q3 FY16, the initial revenue outlook is expected to be in the range of approximately $15.4 million to $15.6 million, as we continue to focus our efforts mainly in developing products serving higher margin and more profitable market segments.  This revenue outlook represents an increase of approximately 48 percent to 50 percent from Q3 FY15.  We also remain confident in the trajectory of our business and expect to deliver record annual non-GAAP financial performance for the entire fiscal 2016 while maintaining a high level of profitability,” said Dr. Katz.

Financial Results Webcast / Conference Call

GigPeak will host a conference call today at 5:00 p.m. ET/2:00 p.m. PT to discuss its second quarter fiscal 2016 financial results. To access the conference call, please dial (719) 325-2472. No passcode is needed.  A live webcast will be available in the Investors section of GigPeak’s website at www.gigpeak.com.  The replay dial-in number is (858) 384-5517, and the passcode is 8963348.

1 Non-GAAP Measures - GigPeak reports revenue, gross margin, operating expense, operating income and net income (loss) on a Generally Accepted Accounting Principles (GAAP) and non-GAAP basis. In addition, GigPeak reports Adjusted EBITDA.  These non-GAAP measures are provided to enhance investors’ overall understanding of GigPeak’s financial performance.  In addition, Adjusted EBITDA is used in determining compliance with covenants in our term loan and revolving line agreement.  These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. A reconciliation of these GAAP to non-GAAP measurements and Adjusted EBITDA for the three and six months ended June 26, 2016 and June 28, 2015, can be found in the “Reconciliation of GAAP to Non-GAAP Financial Information” table attached to this press release.

About GigPeak, Inc.
GigPeak, Inc. (NYSE MKT: GIG) is a leading innovator of semiconductor ICs and software solutions for high-speed connectivity and high-quality video compression over the network and the cloud. The focus of the company is to develop and deliver products that enable lower power consumption and faster data connectivity, more efficient use of network infrastructure, broader connectivity to the cloud, and reduce the total cost of ownership of existing network pipes from the core to the end user. GigPeak addresses both the speed of data transmission and the amount of bandwidth the data consumes within the network, and provides solutions that increase the efficiency of the Internet of Things, leveraging its strength in high-speed connectivity and high quality video compression. The extended product portfolio provides more flexibility to support changing market requirements from ICs and MMICs through full software programmability and cost efficient custom ASICs.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements contain words such as "believe," "will," and "expect," or the negative thereof or comparable terminology, and include (without limitation) statements regarding projected financial results, future product demand, addressable markets and additional potential acquisitions.  Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in any such statement.  These risks include, but are not limited to: the ability to integrate the Magnum Semiconductor business, the ability to identify potential acquisitions for strategic growth, the ability to extend product offerings into new areas or products, the ability to commercialize technology, unexpected occurrences that deter the full documentation and "bring to market" plan for products, trends and fluctuations in the industry, changes in demand and purchasing volume of customers, unpredictability of suppliers, the ability to attract and retain qualified personnel, the ability to move product sales to production levels, the ability to compete for client design-in opportunities, the ability to cross-sell to new clients and to diversify and the success of product sales in new markets or of recently produced product offerings, including bundled product solutions. Additional factors that could cause actual results to differ are discussed under the heading "Risk Factors" and in other sections of the GigPeak filings with the SEC, and in its other current and periodic reports filed or furnished from time to time with the SEC.  All forward-looking statements in this press release are made as of the date hereof, based on information available to GigPeak as of the date hereof, and GigPeak assumes no obligation to update any forward-looking statement.

Investors
Darrow Associates, Inc.
Jim Fanucchi, (408) 404-5400
ir@gigpeak.com

(TABLES TO FOLLOW)

####

GIGPEAK, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share amounts)
(Unaudited)

	June 26,	December 31,	Net Change
	2016	2015	$	%
ASSETS
Current assets:
Cash and cash equivalents	$45,798	$30,245	$15,553	51%
Accounts receivable, net	14,183	10,596	3,587	34%
Inventories	9,072	6,880	2,192	32%
Prepaid and other current assets	1,027	580	447	77%
Total current assets	70,080	48,301	21,779	45%
Property and equipment, net	3,628	3,133	495	16%
Intangible assets, net	28,717	4,530	24,187	534%
Goodwill	45,823	12,565	33,258	265%
Restricted cash	229	330	(101)	(31%)
Other assets	1,438	251	1,187	473%
Total assets	$149,915	$69,110	$80,805	117%

LIABILITIES, REDEEMABLE COMMON STOCK AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$7,137	$3,659	$3,478	95%
Accrued compensation	2,886	1,782	1,104	62%
Notes payable, current	2,960	-	2,960	100%
Other current liabilities	4,789	2,219	2,570	116%
Total current liabilities	17,772	7,660	10,112	132%
Pension liabilities	356	349	7	2%
Notes payable	18,450	-	18,450	100%
Other long-term liabilities	4,297	912	3,385	371%
Total liabilities	40,875	8,921	31,954	358%

Redeemable common stock	4,700	-	4,700	100%

Stockholders' Equity
Common stock	68	45	23	51%
Additional paid-in capital	207,104	163,036	44,068	27%
Treasury stock, at cost; 701,754 shares as of June 26, 2016 and December 31, 2015	(2,209)	(2,209)	-	0%
Accumulated other comprehensive income	359	332	27	8%
Accumulated deficit	(100,982)	(101,015)	33	(0%)
Total stockholders' equity	104,340	60,189	44,151	73%
Total liabilities, redeemable common stock and stockholders' equity	$149,915	$69,110	$80,805	117%

GIGPEAK, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three months ended						Six months ended
	June 26, 2016	% of revenue	March 27, 2016	% of revenue	June 28, 2015	% of revenue	June 26, 2016	% of revenue	June 28, 2015	% of revenue
Total revenue	$15,368	100%	$11,362	100%	$9,840	100%	$26,730	100%	$18,900	100%
Total cost of revenue	5,193	34%	3,683	32%	3,611	37%	8,876	33%	7,278	39%
Gross profit	10,175	66%	7,679	68%	6,229	63%	17,854	67%	11,622	61%
Research and development expense	5,690	37%	3,525	31%	3,224	33%	9,215	34%	6,472	34%
Selling, general and administrative expense	4,006	26%	4,162	37%	2,442	25%	8,168	31%	5,212	28%
Total operating expenses	9,696	63%	7,687	68%	5,666	58%	17,383	65%	11,684	62%
Income (loss) from operations	479	3%	(8)	0%	563	6%	471	2%	(62)	0%
Interest expense, net	(256)	-2%	-	0%	(3)	0%	(256)	-1%	(6)	0%
Other expense, net	(81)	-1%	(4)	0%	(19)	0%	(85)	0%	(18)	0%
Income (loss) before provision for income taxes	142	1%	(12)	0%	541	5%	130	0%	(86)	0%
Provision for income taxes	57	0%	40	0%	16	0%	97	0%	25	0%
Income (loss) from consolidated companies	85	1%	(52)	0%	525	5%	33	0%	(111)	-1%
Loss on equity method investment	-	0%	-	0%	3	0%	-	0%	3	0%
Net income (loss)	$85	1%	$(52)	0%	$522	5%	$33	0%	$(114)	-1%

Basic net income (loss) per share	$0.00		$(0.00)		$0.02		$0.00		$(0.00)
Diluted net income (loss) per share	$0.00		$(0.00)		$0.02		$0.00		$(0.00)

Weighted average number of shares used in basic net income (loss) per share calculation	54,791		44,789		32,885		49,790		32,705
Weighted average number of shares used in diluted net income (loss) per share calculation	57,656		44,789		33,922		52,941		32,705

GIGPEAK, INC.
NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three months ended						Six months ended
	June 26, 2016	% of revenue	March 27, 2016	% of revenue	June 28, 2015	% of revenue	June 26, 2016	% of revenue	June 28, 2015	% of revenue
Total revenue	$15,368	100%	$11,362	100%	$9,840	100%	$26,730	100%	$18,900	100%
Total cost of revenue	4,419	29%	3,494	31%	3,368	34%	7,913	30%	6,850	36%
Gross profit	10,949	71%	7,868	69%	6,472	66%	18,817	70%	12,050	64%
Research and development expense	5,313	35%	3,104	27%	2,835	29%	8,417	31%	5,828	31%
Selling, general and administrative expense	2,602	17%	2,364	21%	1,531	16%	4,966	19%	3,390	18%
Total operating expenses	7,915	52%	5,468	48%	4,366	44%	13,383	50%	9,218	49%
Income from operations	3,034	20%	2,400	21%	2,106	21%	5,434	20%	2,832	15%
Interest expense, net	(256)	-2%	-	0%	(3)	0%	(256)	-1%	(6)	0%
Other expense, net	(81)	-1%	(4)	0%	(19)	0%	(85)	0%	(18)	0%
Income before provision for income taxes	2,697	18%	2,396	21%	2,084	21%	5,093	19%	2,808	15%
Provision for income taxes	57	0%	40	0%	16	0%	97	0%	25	0%
Net income	$2,640	17%	$2,356	21%	$2,068	21%	$4,996	19%	$2,783	15%

Basic net income per share	$0.05		$0.05		$0.06		$0.10		$0.09
Diluted net income per share	$0.05		$0.05		$0.06		$0.09		$0.08

Weighted average number of shares used in basic net income per share calculation	54,791		44,789		32,885		49,790		32,705
Weighted average number of shares used in diluted net income per share calculation	57,656		48,226		33,922		52,941		33,416

GIGPEAK, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION
(In thousands)
(Unaudited)

	Three months ended,			Six months ended
	June 26, 2016	March 27, 2016	June 28, 2015	June 26, 2016	June 28, 2015
GAAP Total cost of revenue	$5,193	$3,683	$3,611	$8,876	$7,278
Stock-based compensation	(72)	(86)	(139)	(158)	(221)
Amortization of intangible assets	(702)	(103)	(104)	(805)	(207)
Non-GAAP Total cost of revenue	$4,419	$3,494	$3,368	$7,913	$6,850

GAAP Gross profit	$10,175	$7,679	$6,229	$17,854	$11,622
Stock-based compensation	72	86	139	158	221
Amortization of intangible assets	702	103	104	805	207
Non-GAAP Gross profit	$10,949	$7,868	$6,472	$18,817	$12,050

GAAP Operating expenses	$9,696	$7,687	$5,666	$17,383	$11,684
Stock-based compensation	(1,000)	(1,199)	(1,161)	(2,199)	(1,968)
Amortization of intangible assets	(312)	(217)	(120)	(529)	(240)
Acquisition and strategic activities related costs	(469)	(803)	(19)	(1,272)	(258)
Non-GAAP Operating expenses	$7,915	$5,468	$4,366	$13,383	$9,218

GAAP Income (loss) from operations	$479	$(8)	$563	$471	$(62)
Stock-based compensation	1,072	1,285	1,300	2,357	2,189
Amortization of intangible assets	1,014	320	224	1,334	447
Acquisition and strategic activities related costs	469	803	19	1,272	258
Non-GAAP Income from operations	$3,034	$2,400	$2,106	$5,434	$2,832

GAAP Net income (loss)	$85	$(52)	$522	$33	$(114)
Stock-based compensation	1,072	1,285	1,300	2,357	2,189
Amortization of intangible assets	1,014	320	224	1,334	447
Acquisition and strategic activities related costs	469	803	19	1,272	258
Loss on equity method investment	-	-	3	-	3
Non-GAAP Net income	$2,640	$2,356	$2,068	$4,996	$2,783

Adjusted EBITDA reconciliation:
GAAP Income (loss) from operations	$479	$(8)	$563	$471	$(62)
Depreciation and amortization	1,878	963	885	2,841	1,775
Stock-based compensation	1,072	1,285	1,300	2,357	2,189
Acquisition and strategic activities related costs	469	803	19	1,272	258
Adjusted EBITDA	$3,898	$3,043	$2,767	$6,941	$4,160